PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2013
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

   Property and equipment, net, consisted of the following (in RMB thousands):

	December 31,
	2012	2013
Computers and software	41,250	42,226
Furniture, fixtures and equipment	26,653	21,055
Vehicles	6,124	6,077
Leasehold improvements	45,331	45,061
	119,358	114,419
Less: accumulated depreciation and amortization	(78,526)	(80,985)

Property and equipment, net	40,832	33,434